UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated June 10, 2011, for the purpose of filing the financial statements and pro forma financial information with respect to the Registrant’s acquisition of 11 self storage facilities from an unaffiliated third party in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying combined statements of revenue and certain operating expenses (the “Historical Summary”) of the 11 self storage properties located in Georgia, New Jersey, New York, Pennsylvania and Virginia (together, the “B&B Portfolio”), for the year ended December 31, 2010. The Historical Summary is the responsibility of the B&B Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the Registration Statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the B&B Portfolio’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 of the B&B Portfolio for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

August 22, 2011

B&B PORTFOLIO

COMBINED STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2010	Period from January 1, 2011 through June 9, 2011 (Unaudited)

REVENUE
Net rental revenue	$5,811,969	$2,658,403
Other operating income	638,376	297,946

Total revenue	6,450,345	2,956,349

CERTAIN OPERATING EXPENSES
Property operating expenses	900,172	410,789
Salaries and related expenses	683,883	296,544
Marketing expense	176,860	53,417
Real estate taxes	563,648	246,085
Property insurance	336,640	165,328

Total certain operating expenses	2,661,203	1,172,163

Revenue in excess of certain operating expenses	$3,789,142	$1,784,186

See notes to combined statements of revenue and certain operating expenses.

B&B PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2010 and

Period from January 1, 2011 through June 9, 2011 (Unaudited)

Note 1.  Organization and Basis of Presentation

The accompanying combined statements of revenue and certain operating expenses include the revenue and certain operating expenses of 11 self storage properties located in Georgia, New Jersey, New York, Pennsylvania and Virginia (together, the “B&B Portfolio”), acquired from an unaffiliated entity. Strategic Storage Trust, Inc. (the “Company”) acquired the B&B Portfolio on June 10, 2011, for consideration of approximately $45 million, plus closing costs and acquisition fees. On the date of acquisition, the B&B Portfolio contained approximately 6,290 storage units.

The accompanying combined statements of revenue and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statements of revenue and certain operating expenses are not representative of the actual operations of B&B Portfolio for the periods presented, because certain operating expenses may not be comparable to the expenses to be incurred in the proposed future operations of the B&B Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the B&B Portfolio. Therefore the combined statements of revenue and certain operating expenses may not be comparable to a statement of operations for B&B Portfolio after its acquisition by the Company. Except as noted above, management of the B&B Portfolio is not aware of any material factors relating to the B&B Portfolio for the year ended December 31, 2010 or the period January 1, 2011 through June 9, 2011 (the date prior to the acquisition date) (unaudited), that would cause the reported combined financial information not to be indicative of future operating results.

Note 2.  Summary of Significant Accounting Policies

Basis of Accounting

The combined statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the B&B Portfolio and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the B&B Portfolio.

B&B PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Year Ended December 31, 2010 and

Period from January 1, 2011 through June 9, 2011 (Unaudited)

Use of Estimates

The preparation of the accompanying combined statements of revenue and certain operating expenses in accordance with accounting principles generally accepted in the United States of America requires management of the B&B Portfolio to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Six Months Ended June 30, 2011 (unaudited)

The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”) and historical statements of operations of 11 self storage facilities purchased from Babcock and Brown Real Estate Investments, LLC, an unaffiliated entity, on June 10, 2011. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 gives effect to this acquisition as if it was completed as of January 1, 2010. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2011 gives effect to this acquisition as if it was completed as of January 1, 2011.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2010. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2011 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended June 30, 2011 (“Second Quarter Form 10-Q”).

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

The Company did not present an unaudited pro forma balance sheet because the acquisition has been reflected in the Company’s Second Quarter Form 10-Q.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)	Pro Forma Adjustments Note (3)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$25,576,080	$5,811,969	$-		$31,388,049
Ancillary operating income	585,102	638,376	-		1,223,478

Total revenues	26,161,182	6,450,345	-		32,611,527

Operating expenses:
Property operating expenses	10,114,722	2,661,203	(47,139)	1	12,728,786
Property operating expenses - affiliates	2,667,357	-	837,321	2	3,504,678
General and administrative	2,837,481	-	-		2,837,481
Depreciation	5,002,442	-	1,099,170	3	6,101,612
Intangible amortization expense	8,143,379	-	1,629,158	3	9,772,537
Property acquisition expenses - affiliates	3,206,832	-	1,107,079	4	4,313,911
Other property acquisition expenses	2,036,772	-	644,415	4	2,681,187

Total operating expenses	34,008,985	2,661,203	5,270,004		41,940,192

Operating income (loss)	(7,847,803)	3,789,142	(5,270,004)		(9,328,665)
Other income (expense):
Interest expense	(5,957,460)	-	(1,196,901)	5	(7,154,361)
Deferred financing amortization expense	(314,637)	-	(44,186)	6	(358,823)
Equity in earnings of real estate ventures	867,178	-	-		867,178
Interest income	26,174	-	-		26,174
Other	(20,467)	-	-		(20,467)

Net income (loss)	(13,247,015)	3,789,142	(6,511,091)		(15,968,964)
Less: Net loss attributable to the noncontrolling interests in our Operating Partnership	9,935	-	11,568	7	21,503
Net loss attributable to other noncontrolling interests	446,265	-	-		446,265

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(12,790,815)	$3,789,142	$(6,499,523)		$(15,501,196)

Net loss per share - basic	$(0.59)				$(0.63)
Net loss per share - diluted	$(0.59)				$(0.63)

Weighted average shares outstanding - basic	21,706,053		3,094,107	8	24,800,160
Weighted average shares outstanding - diluted	21,706,053		3,094,107	8	24,800,160

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For The Six Months Ended June 30, 2011

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)	Pro Forma Adjustments Note (3)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$20,732,555	$2,658,403	$-		$23,390,958
Ancillary operating income	443,918	297,946	-		741,864

Total revenues	21,176,473	2,956,349	-		24,132,822

Operating expenses:
Property operating expenses	8,537,084	1,172,163	(19,670)	1	9,689,577
Property operating expenses - affiliates	2,384,541	-	374,773	2	2,759,314
General and administrative	1,369,114	-	-		1,369,114
Depreciation	4,063,723	-	481,828	3	4,545,551
Intangible amortization expense	6,528,242	-	724,070	3	7,252,312
Property acquisition expenses - affiliates	2,343,881	-	-	4	2,343,881
Other property acquisition expenses	1,330,045	-	-	4	1,330,045

Total operating expenses	26,556,630	1,172,163	1,561,001		29,289,794

Operating income (loss)	(5,380,157)	1,784,186	(1,561,001)		(5,156,972)
Other income (expense):
Interest expense	(5,125,168)	-	(530,601)	5	(5,655,769)
Deferred financing amortization expense	(461,024)	-	(19,369)	6	(480,393)
Equity in earnings of real estate ventures	446,710	-	-		446,710
Interest income	809	-	-		809
Other	(222,065)	-	-		(222,065)

Net income (loss)	(10,740,895)	1,784,186	(2,110,971)		(11,067,680)
Less: Net loss attributable to the noncontrolling interests in our Operating Partnership	51,627	-	1,307	7	52,934
Net loss attributable to other noncontrolling interests	224,438	-	-		224,438

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(10,464,830)	$1,784,186	$(2,109,664)		$(10,790,308)

Net loss per share - basic	$(0.36)				$(0.35)
Net loss per share - diluted	$(0.36)				$(0.35)

Weighted average shares outstanding - basic	28,991,912		1,724,285	8	30,716,197
Weighted average shares outstanding - diluted	28,991,912		1,724,285	8	30,716,197

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Six Months Ended June 30, 2011

Note 1.  Acquisition

On June 10, 2011, the Company closed on the purchase of 11 self storage facilities located in Georgia, New Jersey, New York, Pennsylvania and Virginia (the “B&B Portfolio”) from an unaffiliated third party. The consideration provided for the B&B Portfolio was approximately $45 million plus closing costs and acquisition fees. The Company paid its advisor approximately $1.1 million in acquisition fees in connection with this acquisition.

In connection with the acquisition of the B&B Portfolio, the Company entered into 11 individual loans obtained from ING Life Insurance and Annuity Company (collectively, the “ING Loan”) in the total principal amount of $22,015,000. Each of the individual loans comprising the ING Loan has a term of 30 years and matures on July 1, 2041. ING has the option to require payment of the loan in full every five years beginning on July 1, 2021. Each of the loans bears a fixed interest rate of 5.47%, based on a 30-year amortization schedule.

Note 2.  Statement of Operations – Completed Facility Acquisition

This acquisition was completed on June 10, 2011. Therefore, these historical amounts represent unaudited results of the B&B Portfolio for the year ended December 31, 2010 and the period ended June 9, 2011. The historical amounts of the Company for the period ended June 30, 2011, include the operating results of the B&B Portfolio from June 10, 2011 through June 30, 2011.

Note 3.  Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated decreased cost of property taxes as compared to the B&B Portfolio historical results.

(2)	Adjustment reflects the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets, as defined, calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues, as defined, received from the Company’s properties.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the B&B Portfolio acquired on June 10, 2011. Such depreciation and amortization expense was based on a preliminary purchase price allocation of approximately $11.5 million to land, approximately $3.6 million to site improvements, approximately $25.8 million to building, and approximately $4.1 million to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life and the depreciation for the site improvements are recognized straight-lined over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 30-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

Year Ended December 31, 2010 and Six Months Ended June 30, 2011

(4)	Adjustment for the year ended December 31, 2010 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $1,107,079 and other property acquisition expenses of $644,415 which are required to be expensed as incurred under GAAP. No such adjustment was necessary for the six months ended June 30, 2011 as such amounts are included in the historical amounts for the period.

(5)	Adjustment reflects the interest expense on debt financing based on the terms of the ING Loan.

(6)	Adjustment reflects the amortization of deferred financing costs incurred on the ING Loan.

(7)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a calculation of pro forma net income and pro forma shares outstanding.

(8)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2010 or January 1, 2011, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: August 25, 2011	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer